UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2026
(Date of earliest event reported)

JPMF1 Multifamily Mortgage Trust 2026-FX1
(Central Index Key Number 0002134864)

(Exact name of issuing entity)

MF1 REIT III FR TRS LLC
(Central Index Key Number 0002134174)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-05	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

270 Park Avenue
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 10, 2026, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused, pursuant to a pooling and servicing agreement, dated as of June 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, MF1 Loan Services LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, the issuance of the JPMF1 Multifamily Mortgage Trust 2026-FX1, Commercial Mortgage Pass-Through Certificates, Series 2026-FX1 (the “Certificates”). The Certificates will consist of the following classes (each, a “Class”), designated as (i) Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-F, Class X-S, Class D, Class E, Class F, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The Public Certificates were sold to J.P. Morgan Securities LLC (“JPMS”), ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS SP”), Goldman Sachs & Co. LLC (“Goldman Sachs”) and Santander US Capital Markets LLC (“Santander” and, together in such capacity with JPMS, ATLAS SP and Goldman Sachs, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 26, 2026, among the Registrant, MF1 REIT III FR TRS LLC (“MF1”), Berkshire Bridge Loan Investors-MF1 III, L.P. (“Berkshire III”) and Berkshire Bridge Loan Investors-MF1 III-A, L.P. (together with Berkshire III, the “Guarantors”) and the Underwriters.

The Private Certificates (other than the Class G-RR, Class H-RR and Class J-RR Certificates (the “Risk Retention Certificates”)) were sold to JPMS, ATLAS SP, Goldman Sachs and Santander (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 26, 2026, among the Registrant, MF1, the Guarantors and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Risk Retention Certificates were sold by the Depositor to MF1 REIT III FR Retention Holder LLC, a “majority-owned affiliate” (as defined in the Risk Retention Rule) of MF1, pursuant to the Mortgage Loan Purchase Agreement, dated and effective as of May 26, 2026, among the Depositor, MF1 and the Guarantors.

The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMF1 Multifamily Mortgage Trust 2026-FX1 (the “Issuing Entity”), a common law trust fund formed on June 10, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 17 multifamily mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from MF1.

On June 10, 2026, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $648,862,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,367,170, were approximately $656,510,249. Of the expenses paid by the Registrant, approximately $2,536,739 were paid directly to affiliates of the Registrant, $66,281 in the form of fees were paid to the Underwriters, $751,187 were paid to or for the Underwriters and $3,012,963 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: May 28, 2026) and in the Prospectus, dated May 26, 2026 and as filed with the Securities and Exchange Commission on May 28, 2026. The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

MF1 REIT III FR TRS LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 43 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by MF1 REIT III FR Retention Holder LLC, the Retaining Sponsor’s “majority-owned affiliate” (as defined in the Risk Retention Rule), of the Risk Retention Certificates.

The Risk Retention Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the RR Certificates is equal to approximately $37,379,615 (excluding accrued interest), representing approximately 5.08% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to at least $36,763,206, representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated May 18, 2026 and as filed with the Securities and Exchange Commission on May 18, 2026, as supplemented by the supplement to the preliminary prospectus dated May 21, 2026 and as filed with the Securities and Exchange Commission on May 21, 2026, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 10, 2026.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 10, 2026 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2026	J.P. Morgan Chase Commercial
Mortgage Securities Corp.
(Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director